SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 20, 2005

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On June 20, 2005, the Board of Directors of Dendrite International, Inc. approved an amendment to the Dendrite International, Inc. New Hire Option Grant Authorization (the “Plan”) to increase the number of authorized Plan shares by 500,000 shares. The Plan as amended is attached as Exhibit 10.1 to this report.

Item 9.01

Financial Statements and Exhibits

c.	Exhibits.

10.1	The Dendrite International, Inc. New Hire Option Grant Authorization, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005	DENDRITE INTERNATIONAL, INC. By: /s/ Christine A. Pellizzari ——————————————
Name: Christine A. Pellizzari
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title
10.1	The Dendrite International, Inc. New Hire Option Grant Authorization, as amended.